                                                              EXHIBIT (8)(z)(iv)

                 Amendment to Administrative Services Agreement
                        Franklin Templeton Services, LLC
                     American General Life Insurance Company

The Administrative Services Agreement, dated as of July 1, 1999, by and among Franklin Templeton Services, Inc., and American General Life Insurance Company (the "Agreement") is hereby amended as follows:

     1. Schedule B is hereby deleted in its entirety and replaced with the Schedule B attached hereto.

All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective Date as of January 15, 2004.


Franklin Templeton Services, LLC
--------------------------------


By:
    -----------------------------------
Name:
Title:


American General Life Insurance Company
---------------------------------------


By:
    -----------------------------------
Name:
Title:

                                   Schedule B

                         Administrative Expense Payments
                         -------------------------------

The Fund Administrator agrees to pay the Company a fee, computed daily and paid quarterly in arrears, equal to an annual rate as set forth below, applied to the average daily net assets of the shares of the Funds held in the subaccounts of the Accounts. The payment will be computed and paid in the manner described more completely in the Agreement.

----------------------------------------------------------------------------------------------------------
                 Product
            Securities Act                                                                       Effective
 Company           No.                           Funds of the Trust                       Fee      Date
----------------------------------------------------------------------------------------------------------
            Platinum Investor   Templeton Asset Strategy Fund-Class 2
            Variable Annuity    Templeton International Securities Fund-Class 2
            333-70667                                                                     0.15%    7/1/99
            --------------------------------------------------------------------------
            Legacy Plus VUL     Templeton Developing Markets Securities Fund-Class 2
            333-53909           Templeton International Securities Fund-Class 2
                                Franklin Small Cap Fund-Class 2
            --------------------------------------------------------------------------
            AG Legacy Plus      Templeton International Securities Fund-Class 2
            VUL
American    333-89897           Franklin Small Cap Fund-Class 2
General     --------------------------------------------------------------------------
Life        The One VUL         Templeton Developing Markets Securities Fund-Class 2
Insurance   Solution            Franklin Small Cap Fund-Class 2
Company     333-87307
            ----------------------------------------------------------------------------------------------
            Platinum Investor   Franklin U.S. Government Fund-Class 2
            I VUL               Mutual Shares Securities Fund-Class 2
            333-43264           Templeton International Securities Fund-Class 2           0.15%   11/1/01
            ----------------------------------------------------------------------------------------------
            Platinum Investor   Franklin U.S. Government Fund-Class 2
            II VUL              Mutual Shares Securities Fund-Class 2                     0.15%    5/1/03
            333-103361          Templeton Foreign Securities Fund-Class 2
                                Franklin Templeton Small Cap Value Securities Fund -
                                Class 2
            --------------------------------------------------------------------------
            Platinum Investor   Franklin U.S. Government Fund-Class 2
            III VUL             Mutual Shares Securities Fund-Class 2
            333-43264           Templeton Foreign Securities Fund-Class 2
                                Franklin Templeton Small Cap Value Securities Fund -
                                Class 2
            --------------------------------------------------------------------------
            Platinum Investor   Franklin U.S. Government Fund-Class 2
            Survivor VUL        Mutual Shares Securities Fund-Class 2
            333-90787           Templeton Foreign Securities Fund-Class 2
                                Franklin Templeton Small Cap Value Securities Fund -
                                Class 2



            --------------------------------------------------------------------------
            Platinum Investor   Franklin U.S. Government Fund-Class 2
            Survivor II VUL     Mutual Shares Securities Fund-Class 2
            333-65170           Templeton Foreign Securities Fund-Class 2
                                Franklin Templeton Small Cap Value Securities Fund -
                                Class 2
                                ------------------------------------------------------
            -----------------   Franklin U.S. Government Fund-Class 2
            Platinum Investor   Mutual Shares Securities Fund-Class 2
            PLUS VUL            Templeton Foreign Securities Fund-Class 2
            333-82982           Franklin Templeton Small Cap Value Securities Fund -
                                Class 2
----------------------------------------------------------------------------------------------------------
            Platinum Investor   Franklin Templeton Foreign Securities Fund - Class 2
            Immediate VA        Franklin Templeton Mutual Shares Securities Fund -
            333-109206          Class 2
                                Franklin Templeton U.S. Government Fund - Class 2
                                Franklin Templeton Small Cap Value Securities Fund -
                                Class 2
----------------------------------------------------------------------------------------------------------
            Platinum Investor   Franklin Templeton Foreign Securities Fund - Class 2
            FlexDirector VUL    Franklin Templeton Mutual Shares Securities Fund -
            333-109613          Class 2
                                Franklin Templeton U.S. Government Fund - Class 2
                                Franklin Templeton Small Cap Value Securities Fund -
                                Class 2
----------------------------------------------------------------------------------------------------------

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